UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2008 (March 31, 2008)
REPLIDYNE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-52082 (Commission File Number)	84-1568247 (I.R.S. Employer Identification No.)
1450 Infinite Drive, Louisville, Colorado (Address of principal executive offices)		80027 (Zip Code)
303-996-5500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On March 31, 2008, Replidyne, Inc. (the “Company”) entered into retention bonus agreements with each of Donald Morrissey and Mark Smith (the “Retention Bonus Agreements”).
The Retention Bonus Agreements provide that Messrs. Morrissey and Smith are each eligible to earn both (i) a cash bonus in the amount of $100,000 (the “September Bonus”), provided that such employee remains employed by the Company through September 30, 2008, and (ii) a cash bonus in an amount of not less than $100,000 and not greater than $150,000, which final amount will be determined by the Board of Directors of the Company in its sole discretion, provided that such employee remains employed by the Company through the consummation of a strategic transaction. For purposes of the Retention Bonus Agreements, a strategic transaction is defined as, subject to the sole discretion of the Board of Directors of the Company, (i) a strategic alliance or partnership with an unaffiliated third party that relates to the development and commercialization of faropenem medoxomil or (ii) another strategic transaction to which the Company is a party.
In the event that the employment of Messrs. Morrissey or Smith with the Company is terminated by the Company without cause (as defined in such employee’s employment agreement with the Company) or by such employee for good reason (as defined in such employee’s employment agreement with the Company) prior to September 30, 2008, such employee will become entitled to the September Bonus.
The term of the Retention Bonus Agreements extends until the later to occur of (i) September 30, 2008 and (ii) ten days following the consummation of a strategic transaction, provided that the Company has made all required payments thereunder.
The Retention Bonus Agreements do not affect the terms of the employment agreements that the Company has entered into with each of Messrs. Morrissey and Smith, which remain in full force and effect.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description

10.1	Retention Bonus Agreement dated March 31, 2008 by and between the Company and Mark Smith

10.2	Retention Bonus Agreement dated March 31, 2008 by and between the Company and Donald Morrissey

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIDYNE, INC.
Dated: March 31, 2008	By:	/s/ Mark L. Smith
Mark L. Smith
Chief Financial Officer Principal Accounting Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Retention Bonus Agreement dated March 31, 2008 by and between the Company and Mark Smith

10.2	Retention Bonus Agreement dated March 31, 2008 by and between the Company and Donald Morrissey